Exhibit
32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS
ADOPTED PURSUANT TO SECTION 906 OF
THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MotivNation Inc. (the "Company") on Form 10-QSB for the quarterly period ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George R. Lefevre, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: August 19, 2008                                                                           By:     /s/ George Lefevre
                     George Lefevre, Chief Financial Officer